As of March 31, 2004

A Tradition of Success

Recognized competency in an attractive business mix

Deep relationships with worthwhile customers

Conservative underwriting standards and disciplined lending

Efficient generator of low cost stable deposits

Proven leadership focus to achieve superior financial results

Well established and tangible shareholder orientation

Accomplishments for 2003

Net interest income increased 13.2% and EPS increased 5.73%

Solid loan growth of 20.1%, commercial loan growth of 21.0% and strong deposit growth of 21.9%

Double digit growth in fee income from business services

Significant progress on the IT conversion, including selection of a vendor and establishing a detailed plan to ensure a successful conversion

Developed plan to streamline the retail franchise through selling two branches, consolidating eight branches and closing/selling twenty-seven stand alone ATMs. Plan to be executed in early 2004 culminating with the IT conversion

Objectives and Outlook for 2004

Complete the merger of Granite into Ocean National Bank and other franchise streamlining initiatives

Complete the IT conversion from Fidelity to Jack Henry and realize the product, operating and financial benefits of the new system

Maintain a risk based capital ratio in excess of 11% and tangible common equity of 6% or higher

Maintain strong asset quality and an allowance for loan losses greater than 1.40%

Continue the steady growth in the Company’s earnings per share and improve the efficiency ratio by at least 2%

Our Target Markets

12/31/93 03/31/04

Assets (in millions)

Chittenden Bank $ 1,231 $ 2,842

Ocean/Granite Banks $ 1,633

Bank of Western Mass $ 546

Flagship Bank $ 481

Maine Bank & Trust $ 306

Total $ 1,231 $ 5,808

Loans by State

12/31/93 03/31/04

VT 100% 41%

NH 23%

MA 25%

ME 11%

Deposits by State

12/31/93 03/31/04

VT 100% 51%

NH 20%

MA 19%

ME 10%

Our Target Markets

Vermont Market

State population over 600,000

Greater Burlington population over 150,000

11% population growth 1990-2000

Greater Burlington median household income of $48,000

Burlington/Chittenden Co. median age = 34

10,000 new business startups in 2003

23% new job growth 1990-2000 (Chittenden Co.)

30,000 businesses and 70,000 households

Small Business Culture - 50% of jobs are from companies with less than 100 employees

Our Target Markets

Greater Springfield Market

Population of over 450,000 in Hampden Co.

Median household income of $40,000

Median age = 36

Above national/regional employment averages in education, insurance, health services, manufacturing

13 colleges located in Greater Springfield

1993 - 2000 Pioneer Valley job growth over 15%

23,000 businesses and 90,000 households

Greater Worcester Market

3rd largest city in New England

Population of 750,000 in Worcester Co.

Median household income of $48,000

Median age = 36

38,000 new jobs created in Worcester Co. between 1991 - 2001

Over 18% job growth in region (1993 - 2000)

Value of Worcester’s total assessed property value up nearly 15% in FY2003

Downtown office space occupancy of 90%

Over 25,000 businesses and 110,000 households

Our Target Markets

Southern NH/Seacoast Market

Total regional population just under 1 million

12% population growth 1990 - 2000

Median household income for region of $50,000

Median age for region = 37

Large pool of professionals, 42% of Portsmouth residents hold a bachelor’s degree or >

75% of NH businesses employ <10 people

Over 50% of all employees are with firms <250 people

Over 5,000 new business startups in NH annually (1998-2002)

6.8 million tourist visits in 2002 resulting in $689 million in revenue

Over 40,000 businesses and 150,000 households

Greater Portland Market

Combined population of Cumberland and York Co. exceeds 450,000

13% population growth 1990 - 2000

Median household income of $44,000

Median age for Greater Portland area = 35

15% growth in housing units 1990-2000

20% of Maine workforce in businesses with 4 or < employees

Average annual job growth of 2% since 1995

Unemployment rate of just 3.3% through 1st Quarter 2004

Over 20,000 businesses and nearly 60,000 households

Our Target Customers

Commercial Banking Businesses with Revenues of $1 to $100 Million; Loan Needs up to $20 Million and Multiple Product and Service Needs

Community Banking Individuals and Families, Age 30+ who are Financially Sophisticated with Multiple Product and Service Needs and with Household Incomes > $50,000

Wealth Management Businesses and Individuals with Investment Management, Brokerage, Trust and/or Private and Professional Banking Needs

Commercial & Community Banking 10

A Diversified Loan Portfolio

12/31/01

Municipal Commercial Consumer 3% 12% 20% Home Equity

6% Construction 3%

Residential 1-4 22% Commercial RE

32% Multi Family 2%

03/31/04

Municipal

Consumer Commercial 2%

7% 18% Home Equity

7% Construction 4%

Residential 1-4 18%

Commercial RE Multi Family 39% 5%

Growth in C&I and CRE

35.00%

29.63%

30.00%

24.95%

25.00% 22.14%

20.00% 16.80% 15.12% 15.91%

15.00%

8.49%

10.00%

5.00% 1.51% 0.00%

2001 2002 2003 3/31/2004* C&I CRE

*Annualized

Commercial Loan Diversification by Industry

Accommodation and Food Services 10.45%

Wholesale Trade 5.33%

Utilities 0.03%

Other 2.42%

Admin/Support & Waste Mgt & Remediation Svcs 1.07%

Transportation and Warehousing 2.37%

Agriculture, Forestry, Fishing and Hunting 1.38%

Retail Trade 8.69%

Arts, Entertainment, and Recreation 2.73%

Construction 5.91%

Educational Services 2.90%

Finance and Insurance 2.07%

Real Estate, Rental and Leasing 29.09%

Health Care and Social Assistance 5.46%

Information 1.01%

Public Administration 2.30%

Management of Companies and Enterprises 0.56%

Mining 0.12%

Manufacturing 9.72%

Professional, Scientific, and Technical Services 2.65%

Other Services (except Public Administration) 3.74%

1. Based on loan data at 03/31/04

2. Includes C&I and CRE

Real Estate, Rental and Leasing

Auto Sales/Svc Station 1.23%

Shopping Centers/Stores 11.76%

Warehouse 1.94%

Cash Secured 0.66%

Industrial 9.62%

Restaurant/Bar 1.42%

Land 1.96%

Recreational 0.44%

Manufacturing 1.48%

Other Business Assets 2.16%

Mercantile 1.59%

Other 11.32%

Mixed 10.34%

Mobile Home Park 0.65%

Elderly Housing 0.55%

Educational 0.28%

Apartments 24.52%

Office 17.87% Development 0.21%

Continuing Core Deposit Growth

12/31/01

CDs > $100,000 5%

Borrowings 1%

Demand Deposits 17%

CDs < $100,000 17%

Savings 10%

NOW 13%

MMA 37%

03/31/04

Borrowings 3%

CDs > $100,000 6%

Demand Deposits 17%

CDs < $100,000 16%

Savings 11%

MMA 29%

NOW 18%

$3,714

$5,022

Total Deposits

40% 35% 35% 30% 29%

30% 20%

10% 4% 3% 4% 1%

0%

2001 2002 2003 3/31/04

Transactions Deposits % of Total Funding Non-core Funding % of Total Funding

75%

57% 56% 57%

60%

43% 53%47% 44% 43%

45% 30% 15% 0%

2001 2002 2003 3/31/04

Consumer Business

Business Services

Cash Management (5%)

Full menu of products

Domiciled on one operating system

Web based access available

Merchant Services (4%)

Full array of products

High level of service to business clients

Only offered within the franchise

Volume of transactions processed for the three months ending March 31, 2004 were $216 million

Business Credit Cards (1%)

Only available to commercial customers

Credit review performed as part of the normal commercial lending process

Insurance (15%)

Specializes in commercial property and casualty insurance

Wholesale brokerage operation covering ten states

Gross premiums for the three months ending March 31, 2004 were $18.5 million

Payroll Services (3%)

Over 950 customers

Full menu of products

Annualized three year growth rate of 21%

Retirement Plan Services (1%)

Primary focus is on defined benefit and contribution plans

Provides custodial/directed trustee services for non-qualified plans

Total retirement plan assets of $708 million

* Numbers in (            ) are a percentage of total non interest income

Captive Insurance

The captive insurance market has grown 10% annually over the last 5 years

Vermont is the U.S. domicile of choice for captive insurance companies

– 570 Captive Insurers are licensed in VT; 65% bank with Chittenden*

Vermont has more captive insurance companies than all other states combined

Over $200 million in bank deposits and $600 million in Corporate Trust Assets under administration

Over $67 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank

*Some Chittenden customers have more than one captive

Government Banking

Leader in government banking for Vermont

Expanding into new markets in Massachusetts and New Hampshire

Customers use a wide array of transaction, loan and deposit products

Over $335 million in deposits and repos and nearly $100 million in loan balances

Loans

NH 11% MA

20%

VT 69%

Deposits & Repurchase Agreements

NH 13% MA

17%

VT 70%

Mortgage Banking

Originations for 2003 were $1.5 billion, and $129 million for the first quarter of 2004

Continued expansion through our affiliate banks into other states:

2001 2003 03/31/04

VT 57% 44% 51%

MA 27% 20% 26%

NH 12% 29% 16%

ME 1% 5% 5%

Other 3% 2% 2%

Mortgage servicing portfolio of $2.3 billion at 03/31/04 with a conservative valuation of $10.9 million

Underlying coupons in the mortgage servicing portfolio continue to decline

2001 2003 03/31/04

Under 5% 0% 10% 10%

5%<6% 2% 42% 44%

6%<7% 38% 32% 31%

7%<8% 50% 12% 12%

Over 8% 10% 4% 3%

Wealth Management

Wealth Management

Assets under administration

– Personal Trust/Custody $2.6 billion

– Retail Investments .2 billion

– Corporate Trust 1.6 billion

– Captive Insurance .6 billion

– Retirement Plan Services .7 billion

Assets under management 1.9 billion

Total $7.6 billion

Private Banking

– Loans $61.7 million

– Deposits $48.8 million

Asset Management Services

Services include asset management and personal trust

Over $1.9 billion in assets under management

Over $2.6 billion in assets under administration

Average account size of $488,000

Average fee of 76 bps

Operating margin of 40%

Assets Under Management

59%

60%

33%

40%

20% 8% 0% Equity Bonds Cash

Retail Investments—Broker/Dealer

Over $226 million in assets under administration

2003 Revenue:

– 70% Annuity Sales

– 24% Brokerage Sales

– 6% Other

Serving over 5,000 customers in three states

Revenue by State

2001

MA NH

5% 2%

VT 93%

2003

NH MA 16% 2%

VT 82%

Corporate Trust

Operates throughout New England

Annualized three year growth rate of 16%

Over $2.2 billion in assets under administration*

Total revenue for 2003 was approximately $3.0 million

2% ME

5% NH

41% MA

VT 52%

0% 20% 40% 60%

*Includes captive insurance assets under administration of $600 million

Financial Performance

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding and excellent liquidity position

Strong fee based revenues in targeted businesses

Conservative reserves and excellent credit quality

Strong tier 1 capital base

Financial Summary

2001 2002 2003 03/31/04

Per Common Share

Earnings Diluted Earnings $ 1.80 $ 1.96 $ 2.07 $0.47

Cash Earnings $ 1.86 $ 1.98 $ 2.12 $0.48

Dividends $ 0.76 $ 0.79 $ 0.80 $0.20

Book Value $ 11.56 $ 13.11 $ 15.82 $ 16.31

Tangible Book Value $ 10.52 $ 11.09 $ 9.30 $9.82

Performance Dividend Payout Ratio 42.15% 39.88% 37.84% 42.02%

Ratios Return on Average Equity 16.55% 16.12% 13.90% 11.97%

Return on Average Tangible Equity 18.52% 19.27% 22.92% 20.38%

Return on Average Assets 1.51% 1.40% 1.29% 1.21%

Return on Average Tangible Assets 1.57% 1.44% 1.37% 1.30%

Net Interest Margin 4.74% 4.53% 4.12% 4.17%

Efficiency Ratio 56.13% 58.56% 60.48% 60.34%

Credit NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.55%

Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.52%

Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.01%

Tangible Capital 8.19% 7.29% 6.02% 6.48%

Capital Leverage 7.99% 9.28% 7.79% 8.28%

Tier 1 10.32% 12.25% 10.07% 10.36%

Risk-Based 11.57% 13.50% 11.32% 11.61%

$20.00 $15.82 $16.31 $15.00 $13.11 $11.56

$10.00 $11.09 $10.52 $9.30 $9.82 $5.00

$0.00

2001 2002 2002 03/31/04

Book Value Tangible Book Value

6.00%

4.74%

4.53% 4.12% 4.17%

4.00%

2.00%

0.00%

2001 2002 2003 03/31/04

Net Interest Margin

25.00% 22.92% 20.98% 18.52% 19.27%

20.00% 15.00%

16.55% 16.12%

10.00% 13.90%

11.97%

5.00% 0.00%

2001 2002 2003 03/31/04

Return on Average Tangible Equity Return on Average Equity

15.00% 13.50%

11.57% 11.61% 11.32%

10.00%

8.19% 7.29%

5.00%

6.02% 6.48%

0.00%

2001 2002 2003 3/31/04

Tangible Capital Risk Based Capital

Risk Management

Credit—Excellent Asset Quality

Credit—Excellent Asset Quality

Net Charge-offs to Average Loans

0.90% 0.75% 0.60%

0.45% 0.37%

0.33%

0.30% 0.23%

0.15% 0.28% 0.04% 0.24%

0.00% 0.16%

0.01%

2001 2002 2003 3/31/04

CHZ SNL

NPA to Loans & OREO

0.75%

0.80% 0.71%

0.65% 0.62%

0.60%

0.55%

0.40% 0.49% 0.46%

0.39%

0.20%

0.00%

2001 2002 2003 3/31/04

CHZ SNL

Reserves/Loans

2.00% 1.59% 1.62%

1.54% 1.52%

1.50%

1.35% 1.41% 1.44% 1.43%

1.00%

2001 2002 2003 3/31/04 CHZ SNL

SNL $5-$10 Billion index

Granularity of Non-Accrual Loans

NPL Size # of Credits % $ Total %

>$1.0 MM 4 2% $5,371 26%

$500 M to $1 MM 8 5% 5,483 27%

$100 M to $500 M 29 16% 6,279 30%

<$100 M 139 77% 3,487 17%

Total 180 100% $20,620 100%

As of 03/31/04

Interest Rate Risk

Naturally Hedged

Net Interest Income Sensitivity (Shocked)*

+200 bps +1.92%

+100 bps +1.02%

-100 bps –2.32%

-200 bps –9.36%

Net Interest Income Sensitivity (Ramped)*

+50 bps +.57%

+25 bps +.28%

-25 bps –.53%

-50 bps –2.73%

Net Income Sensitivity (Shocked)*

+200 bps +3.32%

+100 bps +1.75%

-100 bps –4.31%

-200 bps –17.24%

Net Income Sensitivity (Ramped)*

+50 bps +1.40%

+25 bps +.91%

-25 bps –.46%

-50 bps –4.54%

*12 month forward estimates as of 03/31/04

CHZ SNL*

EPS growth 5.73% 4.65%

Reserves/Loans 1.54% 1.44%

Net interest margin 4.12% 3.82%

ROE 13.90% 15.45%

ROA 1.29% 1.34%

Efficiency ratio 60.48% 57.93%

*SNL $5-$10 Billion median *Data as of 12/31/03

A Compelling Story

Strong market share and a proven acquisition acumen

Low risk balance sheet with a prudent growth strategy

Diversified banking services with a solid balance of revenues

Low exposure to volatile sectors with a fortress balance sheet

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.